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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A


                        AMENDMENT NO. 1 TO CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of Earliest Event Reported): August 28, 2000


                               Sapient Corporation
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
                 (State or Other Jurisdiction of Incorporation)


       0-28074                                           04-3130648
(Commission File Number)                    (I.R.S. Employer Identification No.)


          One Memorial Drive
             Cambridge, MA                                  02142
(Address of Principal Executive Offices)                 (Zip Code)


                                 (617) 621-0200
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


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Item 7 of the Current Report on Form 8-K, as originally filed on September 12,
2000, is hereby amended and restated in its entirety as follows:


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

        The financial statements of Human Code, Inc. required by this item are included as Exhibit 99.1 to this Current Report on Form 8-K/A and incorporated herein by reference.

        (b)  PRO FORMA FINANCIAL INFORMATION.

        The pro forma financial information required by this item is included as
Exhibit 99.2 to this Current Report on Form 8-K/A and incorporated herein by reference.

        (c)  EXHIBITS.

        See Exhibit Index attached hereto.


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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: November 13, 2000                             SAPIENT CORPORATION
                                                    ----------------------------
                                                    (Registrant)


                                                    By: /s/ Edward G. Goldfinger
                                                        ------------------------
                                                        Edward G. Goldfinger
                                                        Chief Financial Officer


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                                  EXHIBIT INDEX


Exhibit
Number                                           Description
-------                                          -----------

 2*       Agreement and Plan of Merger dated as of August 9, 2000 by and among Sapient Corporation,
          Houston Acquisition Corp. and Human Code, Inc. (In accordance with SEC rules, certain schedules and exhibits to the Agreement, which are listed in the table of contents to the
          Agreement, are omitted. Such schedules and exhibits will be furnished supplementally to the
          SEC upon request.)

23.1      Consent of Independent Auditors, Ernst & Young LLP

99.1      Financial Statements of Human Code, Inc.

99.2      Pro Forma Financial Information

------------

* Previously filed as an exhibit to the Current Report on Form 8-K filed with the Securities and Exchange Commission on September 12, 2000.


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